UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35212	27-1347616
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

(212) 867-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 18, 2024, Pioneer Power Solutions, Inc. (the “Company”) hosted an earnings call to announce the Company’s financial results for the third quarter ended September 30, 2024, and provide certain financial guidance for the fourth quarter of 2024 and the fiscal year ended December 31, 2025. A copy of the earnings call transcript is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The earnings call transcript referred to herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) the Company’s ability to successfully increase its revenue and profit in the future, (ii) general economic conditions and their effect on demand for electrical equipment, (iii) the effects of fluctuations in the Company’s operating results, (iv) the fact that many of the Company’s competitors are better established and have significantly greater resources than the Company, (vi) the Company’s dependence on two customers for a large portion of its business, (vii) the potential loss or departure of key personnel, (viii) unanticipated increases in raw material prices or disruptions in supply, (ix) the Company’s ability to realize revenue reported in the Company’s backlog, (x) future labor disputes, (xi) changes in government regulations, (xii) the liquidity and trading volume of the Company’s common stock, (xiii) an outbreak of disease, epidemic or pandemic, such as the global coronavirus pandemic, or fear of such an event, (xiv) risks associated with litigation and claims, which could impact our financial results and condition, and (xv) the Company’s ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q, respectively. Statements in the earnings call transcript referred to herein that are “forward-looking” include without limitation statements about (i) our future profitability, revenue, expenses and cash flow; (ii) our ability to deliver e-Boost units in 2025; (iii) our ability to generate anticipated revenues from our anticipated sales and rentals of our equipment and our service and maintenance business; (iv) our ability to enter into longer-term lease/rental type agreements in addition to sales of our equipment; (v) our ability to launch our home e-Boost product in early 2025; (vi) our ability to deploy additional commercial resources to focus on the residential and smaller commercial markets; (vii) our ability to consummate strategic transactions and/or acquisitions; (viii) the Company’s ability to realize revenue reported in the Company’s backlog; and (ix) our outlook for 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the earnings call. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of the earnings call.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The audit committee of the Company (the “Audit Committee”) approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective as of November 14, 2024.

The audit reports of Marcum on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023, and 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an inclusion of a paragraph related to the restatement of previously issued consolidated financial statements.

During the two most recent fiscal years, ended December 31, 2023, and December 31, 2022, and the subsequent interim period through November 14, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports.

During the fiscal years ended December 31, 2023, and 2022, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except for: 1) The material weakness in the Company’s internal control over financial reporting as initially reported in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, as filed with the SEC on November 14, 2022, related to the Company not having the appropriate controls in place over our revenue recognition process for nonroutine and complex revenue transactions in accordance with ASC 606, “Revenue from Contracts with Customers”, and 2) The material weaknesses in the Company’s internal control over financial reporting as initially reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on July 26, 2024, related to: a) revenue recognition of over-time contracts and associated costs, b) accounting for inventory and related cost of sales, and c) lack of sufficient accounting personnel with necessary skills, knowledge, and expertise. The above reportable events were discussed between the Audit Committee and Marcum.

The Company provided Marcum with a copy of the above disclosures and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of Marcum’s letter dated November 20, 2024, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated November 20, 2024
99.1	Earnings Call Transcript for the Quarter Ended September 30, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: November 20, 2024	By:	/s/ Walter Michalec
	Name:	Walter Michalec
	Title:	Chief Financial Officer